Filed pursuant to Rule 497(a) File No. 333-173674 Rule 482ad

2 Forward-Looking Statements; Not an Offer to Sell or Buy MAIN Securities; and Non-GAAP Financial Measures MAIN cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. The forward-looking statements in this presentation are based on current conditions and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the equivalent annual yield represented by our dividends declared, the tax attributes of dividends, and the amount of leverage available to us. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward Looking Statements" and "Risk Factors" included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN's securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income, distributable net realized income, and related per share measures is useful and appropriate supplemental disclosure for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing MAIN’s financial performance.

3 Main Street Capital Corporation Corporate Overview M A I N NYSE

4 MAIN is a Principal Investor in Private Debt and Equity Internally-managed Business Development Company (BDC) IPO in 2007 Over $900 million in assets under management Seeks to invest in the under-served Lower Middle Market (LMM) Generally companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million Invests in complementary interest-bearing debt investments in Middle Market companies Generally issuances of secured and/or rated debt securities Generally larger companies than LMM investment strategy High level of management ownership / investment in MAIN Headquartered in Houston, Texas M A I N NYSE

5 MAIN is a Principal Investor in Private Debt and Equity High cash dividend yield – dividends paid monthly Long-term focus on delivering shareholders sustainable growth in net asset value and recurring dividends per share Owns two Small Business Investment Company (SBIC) Funds Main Street Mezzanine Fund (2002 vintage) and Main Street Capital II (2006 vintage) Provides access to 10-year, low cost, fixed rate government-backed leverage Strong capitalization and liquidity position – stable, long-term debt and significant available liquidity to take advantage of opportunities M A I N NYSE

6 MAIN is a Principal Investor in Private Debt and Equity Equity investments in LMM portfolio provide opportunity to grow net asset value (NAV) and generate realized gains $2.13/share (16%) NAV growth in 2011 and $0.53/share (3.5%, or 14% annualized) NAV growth in the first quarter 2012 Net realized gains of $8.1 million in first quarter 2012 and $2.6 million in 2011 Internally managed cost structure provides significant operating leverage Favorable ratio of total operating expenses, excluding interest expense, to average total assets of approximately 2.0% Greater portion of gross portfolio returns are delivered to our shareholders M A I N NYSE

7 Lower Middle Market (LMM) Investment Strategy Investment Objectives High cash yield from secured debt investments; plus Periodic capital gains / cash dividends from equity investments Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities Partner with business owners and entrepreneurs Recapitalization, buyout, growth and acquisition capital Extensive network of grass roots referral sources Strong and growing “Main Street” brand recognition / reputation Provide customized financing solutions Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns M A I N NYSE

8 Market Segment Opportunity for LMM Investment Strategy MAIN targets LMM investments in established, profitable companies Large and critical portion of U.S. economy 175,000+ domestic LMM businesses(1) LMM is under-served from a capital perspective and less competitive Inefficient asset class generates pricing inefficiencies Enterprise values average 4X – 5X EBITDA and leverage multiples average 2X – 3X EBITDA to MAIN Ability to become a partner vs. a “commoditized vendor of capital” M A I N NYSE Source: U.S. Small Business Administration, Office of Advocacy

9 Middle Market Debt Investment Strategy MAIN also maintains a portfolio of interest-bearing debt investments in Middle Market companies Favorable market environment has generated attractive investment opportunities Generally issuances of secured and/or rated debt securities 86% of current Middle Market debt portfolio is first lien term debt and 14% is second lien term debt Most have a B or BB S&P rating Generally larger companies than the LMM investment strategy Current Middle Market portfolio has weighted average revenues of approximately $476 million More relative liquidity than LMM investments 7% - 12% targeted gross yields 62 investments representing 42% of total portfolio at cost Weighted average yield of 9.2% M A I N NYSE

10 MAIN Regulatory Framework Operates as Business Development Company Regulated by SEC - 1940 Act Publicly-traded, private investment company Regulated Investment Company (RIC) tax structure Eliminates corporate level income tax Efficient tax structure providing high yield to investors Passes through capital gains to investors Small Business Investment Company subsidiaries Regulated by SBA Access to low cost, fixed rate, long-term leverage Total leverage capacity of $225 million MAIN received 2011 SBIC of the Year Award M A I N NYSE

MAIN Corporate Structure – Internally Managed

"Internally managed" means no external management fees or expenses and provides operating leverage to MAIN's business. MAIN targets cash operating and administrative costs at or less than 2% of total assets.



Main Street Capital Corporation (BDC/RIC)
Assets: ~$372 million
Line of Credit: $138 million
($277.5 million facility)
Main Street Capital II, LP
(2006 vintage SBIC)
Assets: ~$166 million
SBIC Debt: $95 million
Main Street Mezzanine Fund, LP
(2002 vintage SBIC)
Assets: ~$241 million
SBIC Debt: $125 million

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12 MAIN Senior Investment Professionals Co-founded MAIN, Main Street Mezzanine Fund and Main Street Capital II Co-founded Quanta Services (NYSE: PWR) Partner in charge of Arthur Andersen’s Corporate Finance/Mergers and Acquisitions practice for the Southwest United States Vince Foster; CPA & JD (a) (b) Chairman and CEO Todd Reppert; CPA (a) (b) President and Director Dwayne Hyzak; CPA CFO and Senior Managing Director Curtis Hartman; CPA (b) CCO and Senior Managing Director David Magdol (a) CIO and Senior Managing Director Co-founded MAIN, Main Street Mezzanine Fund and Main Street Capital II Principal at Sterling City Capital – private investment group focused on lower middle market companies Manager at Arthur Andersen with transactional practice focus Joined Main Street group in 2002 Director of acquisitions / integration with Quanta Services Manager with Arthur Andersen’s transaction services group Joined Main Street group in 2000 Investment associate at Sterling City Capital Manager with PricewaterhouseCoopers’ transaction services group Joined Main Street group in 2002 Vice President in Lazard Freres M&A group Vice President of McMullen Group (a) Members of the MAIN Investment Committee (b) Members of the MAIN Credit Committee

13 Ordinary and Capital Gain Dividends 2007 – 2011 and YTD June 30, 2012 ($ in millions) 40% 60% 57% 43% 88% 12% 82% 18% 74% 26% M A I N NYSE 9% of the amount included in a shareholder’s Form 1099 for 2011 is due to the inclusion of the January 2012 dividend in the 2011 tax year Estimated 68% 32% 54% 46% Post - IPO Pre - IPO Capital gain & qualified dividends Ordinary income dividends (1) (2) $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 2007 2008 2009 2010 2011 (1)YTD June 30, 2012 (2)

14 Post-IPO Dividend Track Record – Sustainable Growth Cumulative dividends paid or declared from October 2007 IPO through Q3 2012 equal $7.58 per share MAIN began paying dividends monthly instead of quarterly in Q4 2008. $0.30 $0.32 $0.34 $0.36 $0.38 $0.40 $0.42 $0.44 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12

15 Primarily includes complementary LMM debt and equity investments and Middle Market debt investments Total investment portfolio consists of 54% LMM / 42% Middle Market / 4% Other investments (as a percentage of cost) 115 LMM and Middle Market portfolio companies Average investment size of $5.0 million Largest individual portfolio companies represent 2.9%(1) of total investment income and 2.6% of total portfolio fair value (most investments are less than 1%) Non-accrual and fully impaired investments represent only 0.9% of total investment portfolio at cost Significant diversification Issuer Industry Transaction type Geography End markets Diversity adds structural protection to portfolio, revenue sources, income, cash flows and dividends Total Investment Portfolio M A I N NYSE (1) Excludes two portfolio companies with significant non-recurring investment income in the first quarter of 2012

16 Total Portfolio by Industry (as a Percentage of Cost) (1) Excluding MAIN’s Other Portfolio investments, as described in MAIN’s public filings. Energy Equipment and Services, 9% Health Care Providers and Services, 9% Media, 7% Commercial Services and Supplies, 7% Machinery, 7% Software, 6% Specialty Retail, 6% Construction and Engineering, 5% Diversified Consumer Services, 3% Food and Staples Retailing, 3% Hotels, Restaurants and Leisure, 3% Building Products, 2% Chemicals, 2% Construction Materials, 2% Consumer Finance, 2% Electronic Equipment, Instruments and Components, 2% Food Products, 2% Insurance, 2% Internet Software and Services, 2% IT Services, 2% Metals and Mining, 2% Professional Services, 2% Auto Components, 1% Biotechnology, 1% Health Care Equipment and Supplies, 1% Internet and Catalog Retail, 1% Paper and Forest Products, 1% Pharmaceuticals, 1% Real Estate Management and Development, 1% Transportation Infrastructure, 1% Other, 5% Combined Portfolio

17 Diversified Total Portfolio (as a Percentage of Cost) (1) Growth Capital 19% Acquisition 18% Recapitalization/Refinancing 35% 24% 31% 16% 10% 19% LBO/MBO 28% Invested Capital by Transaction Type Invested Capital by Geography Excluding MAIN’s Other Portfolio investments, as described in MAIN’s public filings.

18 LMM Investment Portfolio LMM investment portfolio consists of: 53 portfolio companies / $388.1 million in fair value Secured debt yielding 14.9% (77% of LMM portfolio at cost) 98% of debt investments have first lien position 92% of debt investments pay fixed-rate, monthly cash interest 900+ basis point net interest margin vs. “matched” fixed interest rate on SBIC debt Equity in 92% of portfolio companies representing 33% average ownership position (23% of LMM portfolio at cost) Opportunity for capital gains and cash dividend income Approximately 50% of LMM companies(1) with direct equity investment currently paying dividends M A I N NYSE (1) Includes the LMM companies which (a) MAIN is invested in direct equity and (b) are taxed as flow through entities for tax purposes.

19 Average LMM portfolio credit statistics: Senior leverage of 2.0x EBITDA to MAIN debt position 3.9x EBITDA to senior interest coverage Total leverage of 2.4x EBITDA including debt junior in priority to MAIN Free cash flow de-leveraging improves credit metrics and increases equity appreciation Average investment size of $6.1 million (approximately 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality LMM portfolio Total LMM portfolio investments at fair value equal 120% of cost LMM Investment Portfolio M A I N NYSE

20 LMM Portfolio by Industry (as a Percentage of Cost) Commercial Services and Supplies, 12% Machinery, 11% Energy Equipment and Services, 11% Media, 9% Health Care Providers and Services, 7% Construction and Engineering, 6% Specialty Retail, 6% Diversified Consumer Services, 5% Electronic Equipment, Instruments and Components, 4% Professional Services, 4% Software, 3% Insurance, 3% Building Products, 3% Consumer Finance, 3% Paper and Forest Products, 3% Health Care Equipment and Supplies, 2% Hotels, Restaurants and Leisure, 2% Transportation Infrastructure, 2% Construction Materials, 1% Other, 3%

21 Diversified LMM Portfolio (as a Percentage of Cost) LBO/MBO 23% Growth Capital 31% Acquisition 12% Recapitalization/Refinancing 34% 35% 44% 10% 8% 3% Invested Capital by Transaction Type Invested Capital by Geography

22 LMM Portfolio Attributes Reflect Investment Strategy Security Position on Debt Capital as a Percentage of Cost Fully Diluted Equity Ownership % Weighted Average Fully Diluted Equity Ownership = 33% High Yielding Secured Debt Investments Coupled with Significant Equity Participation = Attractive Risk-Adjusted Returns Weighted Average Effective Yield = 14.9% 98% 2% 0% 20% 40% 60% 80% 100% 1st Lien 2nd Lien 45% 55% 0% 10% 20% 30% 40% 50% 60% 1.0% - 24.9% 25.0% and greater

23 Term of Existing LMM Debt Investments / Total Interest Coupon Original Term(1) Total Interest Coupon(1) Debt Investments generally have a 5-Year Original Term and ~3.2 Year Weighted Average Remaining Duration; Weighted Average Effective Yield of 14.9% on Debt Portfolio Interest coupon and term based on initial investment. Interest coupon excludes amortization of deferred upfront fees, original issue discount or exit fees. Floating interest rates generally include contractual minimum “floor” rates. 35% 17% 15% 13% 9% 19% Current Interest 3% 18% Current Interest 15% Current Interest 3% 14% Current Interest 13% Current Interest 12% Current Interest 10% Current Interest 4% <10% Current Interest 1% N/A - Floating Interest Rate (2) 5 years 94% 3 years or less 6%

24 62 investments / $251.0 million in fair value Average investment size of $4.0 million (less than 1% of total portfolio) More relative investment liquidity compared to LMM 97% of Middle Market investments bear interest at floating rates(1), providing matching with MAIN’s credit facility floating interest rate Weighted average yield of 9.2%, representing a 600+ basis point net interest margin vs. “matched” floating rate on the MAIN credit facility Middle Market Investment Portfolio M A I N NYSE 99% of floating interest rates are subject to contractual minimum “floor” rates.

25 Middle Market Investments by Industry (as a Percentage of Cost) Health Care Providers and Services, 12% Software, 10% Energy Equipment and Services, 8% Food and Staples Retailing, 6% Media, 6% Chemicals, 5% Specialty Retail, 5% Construction Materials, 4% Food Products, 4% IT Services, 4% Construction and Engineering, 4% Metals and Mining, 4% Hotels, Restaurants and Leisure, 3% Internet Software and Services, 3% Machinery, 3% Auto Components, 2% Biotechnology, 2% Internet and Catalog Retail, 2% Pharmaceuticals, 2% Real Estate Management and Development, 2% Electric Utilities, 1% Consumer Finance, 1% Other, 7%

26 Diversified Middle Market Investments (as a Percentage of Cost) LBO/MBO 34% Recapitalization/Refinancing 36% Acquisition 30% 10% 15% 24% 11% 40% Invested Capital by Transaction Type Invested Capital by Geography

27 Investor Presentation November 2007 Main Street Capital Corporation Financial Overview M A I N NYSE

28 MAIN Financial Performance Total Investment Income ($ in millions) Year over Year Growth % Distributable Net Investment Income ($ in millions) Year over Year Growth % 38% (7%) 128% 81% 66% (5%) 102% 99% 54%* 71%* * Reflects YTD March 31, 2012 performance compared with YTD March 31, 2011 performance

29 MAIN Income Statement Summary Q1 12 vs. Q1 11 ($ in 000's) Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 % Change Total Investment Income 13,374 $ 16,129 $ 17,086 $ 19,672 $ 20,559 $ 54% Expenses: Interest Expense (2,902) (3,264) (3,716) (3,637) (3,864) 33% G&A Expense (2,637) (2,807) (2,428) (3,525) (3,265) 24% Distributable Net Investment Income (DNII) 7,835 10,058 10,942 12,510 13,430 71% DNII Margin % 58.6% 62.4% 64.0% 63.6% 65.3% NM Net Realized Gains (Losses) - 250 1,448 920 8,138 NM Distributable Net Realized Income 7,835 10,308 12,390 13,430 21,568 175% Share-based compensation (443) (443) (581) (581) (581) 31% Net Realized Income 7,392 9,865 11,809 12,849 20,987 184% Net Unrealized Appreciation 4,131 9,881 2,766 11,700 4,728 14% Income Tax Provision (1,200) (1,962) (139) (2,985) (1,876) 56% Non Controlling Interest (MSC II) - (158) - (982) (54) NM Net Increase in Net Assets 10,323 $ 17,626 $ 14,436 $ 20,582 $ 23,785 $ 130%

MAIN Per Share Change in Net Asset Value (NAV)

	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
Beginning NAV/Share	$ 13.06	$ 13.90	$ 14.24	$ 14.49	$ 15.19
Distributable Net Investment Income (1)	0.40	0.43	0.46	0.48	0.50
Share-Based Compensation Expense (1)	(0.02)	(0.02)	(0.02)	(0.03)	(0.02)
Net Realized Gains (1)	-	0.01	0.06	0.04	0.30
Net Unrealized Appreciation (1)	0.22	0.43	0.13	0.42	0.18
Income Tax Provision (1)	(0.06)	(0.08)	(0.01)	(0.12)	(0.07)
Net Increase in Net Assets	0.54	0.77	0.62	0.79	0.89
Dividends to Shareholders	(0.38)	(0.39)	(0.39)	(0.41)	(0.41)
Dividend Accrual/Payment Difference (2)	(0.13)	-	-	-	-
Accretive impact of stock offerings	0.76	-	-	0.22	-
Other (3)	0.05	(0.04)	0.02	0.10	0.05
Ending NAV/Share	$ 13.90	$ 14.24	$ 14.49	$ 15.19	$ 15.72
Weighted Average Shares	19,217,690	23,015,718	23,194,896	25,893,431	26,871,084

* Certain fluctuations in per share amounts are due to rounding differences between quarters

NYSE: MAIN

(1) Per share amounts exclude the earnings attributable to the remaining noncontrolling equity interest in MSCII not owned by MAIN.

(2) Represents the NAV per share impact for accounting accrual vs. payment timing differences of monthly dividends.

(3) "Other" includes differences in weighted average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV.

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MAIN Balance Sheet Summary

MAIN
NYSE

($ in 000's, except per share amounts)	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
LMM Portfolio Investments	$ 314,914	$ 336,442	$ 369,472	$ 415,664	$ 388,069
Middle Market Portfolio Investments	156,175	235,054	242,258	226,450	250,972
Other Portfolio Investments	158	261	2,713	14,110	25,056
Investment in Affiliated Investment Manager	2,010	1,965	1,916	1,869	202
Marketable Securites and Idle Funds	18,021	18,306	15,358	26,242	14,345
Cash and Cash Equivalents	29,064	14,133	25,127	42,650	88,955
Other Assets	9,474	11,092	9,112	10,707	11,844
Total Assets	$ 529,816	$ 617,253	$ 665,956	$ 737,692	$ 779,443
SBIC Debentures (1)	$ 185,519	$ 187,637	$ 201,273	$ 201,887	$ 201,586
Credit Facility	15,000	73,000	114,000	107,000	138,000
Other Liabilities	5,947	21,988	9,647	17,617	14,321
Net Asset Value (NAV)	319,012	330,132	336,540	405,711	425,536
Noncontrolling Interest	4,338	4,496	4,496	5,477	-
Total Liabilities and Net Assets	$ 529,816	$ 617,253	$ 665,956	$ 737,692	$ 779,443
Total Portfolio Fair Value as % of Cost	109%	110%	109%	113%	111%
Common Stock Price Data:					
High Close	$ 19.71	$ 19.03	$ 19.39	$ 21.24	$ 25.61
Low Close	$ 17.86	$ 17.99	$ 15.98	$ 17.03	$ 21.18
Quarter End Close	$ 18.45	$ 18.95	$ 17.76	$ 21.24	$ 24.63

(1) Includes adjustment to fair value MSC II SBIC debt acquired pursuant to the MSC II exchange offer as well as subsequent MSC II SBIC borrowings. Total face value of SBIC debentures at March 31, 2012 was $220 million.

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MAIN Liquidity and Capitalization

MAIN
NYSE

($ in 000's)	Q1 11	Q2 11	Q3 11	Q4 11	Q1 12
Cash and Cash Equivalents	$ 29,064	$ 14,133	$ 25,127	$ 42,650	$ 88,955
Marketable Securities and Idle Funds	18,021	18,306	15,358	26,242	14,345
SBIC Debentures (1)	185,519	187,637	201,273	201,887	201,586
Credit Facility (2)	15,000	73,000	114,000	107,000	138,000
Net Asset Value (NAV)	319,012	330,132	336,540	405,711	425,536
Total Capitalization	$ 519,531	$ 590,769	$ 651,813	$ 714,598	$ 765,122
Debt to NAV Ratio (3)	0.76 to 1.0	0.92 to 1.0	1.05 to 1.0	0.84 to 1.0	0.88 to 1.0
BDC Coverage Ratio (4)	0.05 to 1.0	0.24 to 1.0	0.36 to 1.0	0.28 to 1.0	0.34 to 1.0
Net Debt to NAV Ratio (5)	0.60 to 1.0	0.81 to 1.0	0.92 to 1.0	0.67 to 1.0	0.63 to 1.0
Interest Coverage Ratio (6)	3.51 to 1.0	3.70 to 1.0	3.85 to 1.0	4.06 to 1.0	4.24 to 1.0

(1) Includes adjustment to fair value of MSC II SBIC debt acquired pursuant to the MSC II exchange offer as well as subsequent MSC II SBIC borrowings. Total face value of SBIC debentures at March 31, 2012 was $220 million.

(2) In May 2012, MAIN expanded the credit facility from $235 million to $277.5 million in total commitments with an accordion feature to increase to $350 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities.

(3) SBIC Debentures are not included as "senior debt" for purposes of the 200% asset coverage requirements under the BDC regulations. Debt to NAV ratio is calculated based upon the face value of debt.

(4) BDC Coverage ratio is Non-SBIC debt to NAV calculated based upon the face value of debt.

(5) Net debt in this ratio includes face value of debt less cash and cash equivalents, marketable securities and idle funds investments.

(6) DNII + interest expense / interest expense on a trailing twelve month basis.

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33 Stable, Long-Term Leverage – Significant Unused Capacity At March 31, 2012, MAIN had access to $5 million of incremental capacity. Capacity available for future investments or operational needs, subject to a borrowing base. M A I N NYSE March 31, 2012 Facility Interest Rate Maturity Principal Drawn SBIC Debentures (1) ~5.1% fixed 2013 – 2020 $220 million (weighted average remaining duration = 6.4 years) $277.5 million L+250 bps September 2014 $138 million Credit Facility (2) Floating (subject to annual extensions)

34 Significant Management Ownership/Investment Includes 639,337 shares, or approximately $9.7 million, purchased by management as part of, or subsequent to, the MAIN IPO. Based upon closing market price of $24.63/share on March 30, 2012 Market Value Ownership % # of Shares March 31, 2012 (2) Management and Affiliates (1) 11.8% 3,195,522 78,705,707 Public Shareholders/Float 88.2% 23,865,962 587,818,643 Total Ownership 100.0% 27,061,484 666,524,350

35 MAIN Total Return Performance Since IPO Notes: Assumes dividends reinvested on ex-dividend date BDC Index includes: ACAS, AINV, ARCC, BKCC, FDUS, FSC, GAIN, GBDC, GLAD, HRZN, HTGC, KCAP, MAIN, MCC, MCGC, MVC, NGPC, NMFC, PNNT, PSEC, SAR, SLRC, SUNS, TCAP, TCRD, and TICC BDC Index is equal weighted First trading date is October 4, 2007 and last trading date is March 30, 2012 Consistent market out performance through various economic cycles Jan. 08 Jul. 08 Jan. 09 Jul. 09 Jan. 10 Jul. 10 Jan. 11 Jul. 11 Jan. 12 0% 0% 20% 20% 40% 40% 60% 60% 80% 80% 100% 100% 120% 120% 140% 140% 160% 160% 180% 180% 200% 200% 220% 220% 240% 240% 260% 260% 280% 280% 300% 300% MAIN (161.7%) S&P 500 (0.8%) BDC Index (68.9%) Russell 2000 (6.7%)

36 Executive Summary Target under-served LMM Inefficient asset classes with less competition Unique market opportunity with attractive risk-adjusted returns Secured debt plus meaningful equity participation Invest in complementary interest-bearing Middle Market debt investments Internally managed cost structure compares favorably to other public and private investment funds Attractive, recurring monthly dividend yield Strong liquidity and stable capitalization for sustainable growth Highly invested management team with successful track record Niche investment strategy with lower correlation to broader debt / equity markets M A I N NYSE

MAIN Corporate Data

Board of Directors

Michael Appling, Jr.
President and CEO
TnT Crane & Rigging

Joseph E. Canon
Executive Director
Dodge Jones Foundation

Vincent D. Foster
Chairman & CEO
Main Street Capital Corporation

Arthur L. French
Retired CEO/Executive

J. Kevin Griffin
Managing Director
Fennebresque & Co, LLC

Todd A. Reppert
President
Main Street Capital Corporation

Corporate Officers

Vincent D. Foster
Chairman & CEO

Todd A. Reppert
President

Dwayne L. Hyzak
Chief Financial Officer &
Senior Managing Director

Curtis L. Hartman
Chief Credit Officer &
Senior Managing Director

David L. Magdol
Chief Investment Officer &
Senior Managing Director

Rodger A. Stout
Senior Vice President &
Chief Compliance Officer

Jason B. Beauvais
General Counsel & Secretary

Michael Galvan
Chief Accounting Officer

Research Coverage

Vernon C. Plack
BB&T Capital Markets
(804) 780-3257

J.T. Rogers
Janney Montgomery Scott
(202) 955-4316

Mickey M. Schleien
Ladenburg Thalmann
(305) 572-4131

Robert J. Dodd
Raymond James
(901) 579-4560

Bryce Rowe
Robert W. Baird & Co.
(804) 447-8019

Corporate Counsel

Sutherland, Asbill & Brennan, LLP
Washington D.C.

Independent Registered Public Accounting Firm

Grant Thornton, LLP
Houston, TX

Corporate Headquarters

1300 Post Oak Blvd., Ste. 800
Houston, TX 77056
Tel: (713) 350-6000
Fax: (713) 350-6042

Securities Listing

NYSE: MAIN

Transfer Agent

American Stock Transfer & Trust Co.
Tel: (212) 936-5100
www.amstock.com

Investor Relation Contacts

Dwayne L. Hyzak
Main Street Capital Corporation
Chief Financial Officer
Tel: (713) 350-6000

Ken Dennard
Ben Burnham
DRG&L
Tel: (713) 529-6600

Investment Committee

Vincent D. Foster, Chairman & CEO
David L. Magdol, CIO & Senior Managing Director
Todd A. Reppert, President

Credit Committee

Vincent D. Foster, Chairman & CEO
Curtis L. Hartman, CCO & Senior Managing Director
Todd A. Reppert, President

Please visit our website at www.mainstcapital.com.

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